Exhibit 99.1

FOR IMMEDIATE RELEASE:

DIGITAL ANGEL ANNOUNCES FIRST QUARTER 2011 FINANCIAL RESULTS

SO. ST. PAUL, MN, May 16, 2011 - Digital Angel (OTC Bulletin Board: DIGA), an advanced technology company in the field of animal identification and emergency identification solutions, today announced financial results for the period ended March 31, 2011.

Joseph Grillo, Digital Angel’s Chief Executive Officer, commented, “Facing capital constraints and limited options for corporate financing, it became abundantly clear during the first quarter that alternatives to support the Digital Angel business were necessary. After exploring all available alternatives and reviewing a number of scenarios, it was determined that the sale of Destron Fearing would offer shareholders the highest return.  Upon the completion of this deal, we will remain a public company with improved balance sheet liquidity and will be operating virtually debt free. Maximizing the value of our remaining assets for the benefit of our shareholders will become the primary focus of our operation.”

The financial results are shown below in the data tables.

Results Conference Call

The Company will host a conference call to discuss the results at 10:00 a.m. ET today. Interested participants should call (877) 470-1843 within the United States and Canada, or (706) 643-9051 internationally. Please use access code 66333684. Alternatively, a simultaneous webcast of the live conference call can be accessed through Digital Angel’s website at www.digitalangel.com.

For persons unable to participate in either the conference call or the webcast, a replay will be available from May 16, 2011 at approximately 1:00 p.m. ET to June 16, 2011 at 11:59 p.m. ET. For the telephonic replay, dial (800) 642-1687 (USA/Canada) or (706) 645-9291 (international), using access code 66333684. The webcast replay can also be accessed through Digital Angel's website at www.digitalangel.com

About Digital Angel

Digital Angel (OTCBB: DIGA) is an advanced technology company in the field of animal identification and emergency identification solutions. Digital Angel's products are utilized around the world in such applications as pet identification, using its patented, FDA-approved implantable microchip; livestock identification and herd management using visual and radio frequency identification (RFID) ear tags; and global positioning systems (GPS) search and rescue beacons for army, navy and air force applications worldwide. For further information please visit www.digitalangel.com.

Safe Harbor Statement

This press release contains certain "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements included in this press release include, without limitation, those concerning expectations regarding the expected benefits of the technology and impact of the new orders on the Company's financial results. These forward-looking statements are based on the Company's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Additional information about these and other factors that could affect the Company's businesses is set forth in the Company's Form 10-K under the caption "Risk Factors" filed with the Securities and Exchange Commission ("SEC") on March 31, 2011, as amended on Form 10-K/A May 2, 2011, and subsequent filings with the SEC. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

Non-GAAP Financial Measure
To supplement the Company’s preliminary consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company provides EBITDA, which is a non-GAAP financial measure. EBITDA is defined as operating income (loss) plus depreciation and amortization as presented in the Company’s Preliminary Consolidated Statement of Operations. EBITDA should not be considered as an alternative to operating income or net income (as determined in accordance with GAAP) as a measure of the Company’s operating performance or to net cash provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the Company’s ability to meet cash needs. The Company believes that EBITDA is a measure commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization or non-operating factors (such as historical cost). This information has been disclosed here to permit a more complete comparative analysis of the Company’s operating performance relative to other companies. EBITDA may not, however, be comparable in all instances to other similar types of measures. For supplemental information to facilitate evaluation of the impact of depreciation and amortization, and comparisons with historical results, see the attached tables showing the detailed reconciliation of results reported under GAAP to non-GAAP results for the three-month periods March 31, 2011 and 2010.

Contacts:
Digital Angel Corporation
KCSA Strategic Communications
Todd Fromer / Rob Fink
212-896-1206
digitalangel@kcsa.com

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Balance Sheets Data
(in thousands)

	March 31,	December 31,
	2011	2010
Assets	(unaudited)
Current assets
Cash and cash equivalents	$1,535	$903
Accounts receivable, net	5,653	5,155
Inventories	9,028	8,859
Other current assets	1,475	1,665
Current assets of discontinued operations	235	339
Total current assets	17,926	16,921

Property and equipment, net	5,014	5,238
Goodwill and intangibles, net	12,632	13,054
Other assets, net	504	716
Total assets	$36,076	$35,929

Liabilities and Stockholders’ Equity
Current liabilities
Notes payable and current maturities of long-term debt	$3,460	$3,794
Accounts payable.	7,702	7,924
Advances from factors	442	523
Accrued expenses.	6,493	6,810
Deferred gain on sale	435	584
Deferred revenue	548	529
Current liabilities of discontinued operations	684	732
Total current liabilities	19,764	20,896

Long-term debt and notes payable	2,796	1,919
Warrant liabilities	2,110	362
Other liabilities	244	244
Total liabilities	24,914	23,421

Total stockholders’ equity	11,162	12,508
Total liabilities and stockholders’ equity	$36,076	$35,929

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Statements of Operations Data
 (in thousands, except per share data)

	For the Three-Months Ended March 31,
	2011	2010
	(Unaudited)	(Unaudited)

Revenue	$9,823	$10,915

Cost of sales	5,964	6,341

Gross profit	3,859	4,574

Selling, general and administrative expenses	4,497	5,060
Research and development expenses	229	273
Restructuring, severance and separation expenses	—	141

Operating loss	(867)	(900)

Interest and other income (expense), net	757	(472)
Interest expense	(1,713)	(352)

Loss from continuing operations before provision for income taxes e	(1,823)	(1,724)

Provision for income taxes	(18)	(10)

Loss from continuing operations	(1,841)	(1,734)

Income from discontinued operations	222	619

Net loss	(1,619)	(1,115)

Loss attributable to the noncontrolling interest, continuing operations	6	13
Income attributable to the noncontrolling interest, discontinued operations	(3)	(7)

Net loss attributable to Digital Angel Corporation	$(1,616)	$(1,109)

(Loss) income per common share – basic and diluted
Loss from continuing operations	$(0.06)	$(0.06)
Income from discontinued operations	0.01	0.02
Net loss	$(0.05)	$(0.04)

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Reconciliation to Non-GAAP Financial Information
(in thousands) (unaudited)

	For the Three-Months Ended March 31,
	2011	2010
Operating loss	$(867)	$(900)

Depreciation and amortization	741	848

EBITDA	(126)	(52)

Restructuring, severance and separation expenses	—	141

Adjusted EBITDA1	$(126)	$89

1Adjusted EBITDA is regular EBITDA with the restructuring, severance and separation expenses backed out.